Axalta Coating Systems Ltd. Investor Presentation First Quarter 2017 Exhibit 99.1

PROPRIETARYAXALTA COATING SYSTEMS 2 Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, execution on our 2017 and future goals, as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, tax rate, as adjusted, diluted shares, capital expenditures, depreciation and amortization, working capital, cost and productivity savings, return on invested capital, contribution from acquisitions, free cash flow, growth and related assumptions. Any forward- looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts, and prior year financial results, providing a measure that management believes reflects the Company’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

PROPRIETARYAXALTA COATING SYSTEMS 2014-2016  November 2014 IPO (NYSE: AXTA)  Expand capacity in China, Germany, Mexico and Brazil  Build Asia-Pacific Technology Center in Shanghai  Acquire Metalak (Netherlands), ChemSpec, Dura Coat & United Paints interior plastics division (U.S.), HIPIC (Malaysia) & other smaller transactions  Announce Global Innovation Center in Philadelphia, PA  Announce investment in India to double capacity  Introduce Ganicin™ corrosion-resistant coating system for industrial applications  Launch AquaEC 6100  Enhance powder coating facility in Montbrison, France  Introduce SyroxTM mainstream waterborne coatings solution 1866 Herberts founded - the original producer of Standox® paints 2000-2012  Formulate super-high solids coatings for OEMs  Introduce Imron® Elite finishes  Launch ChromaPremier® Pro system for high-volume customers  Acquire Plus™ EFX spectrophotometer to enhance accuracy in color matching 1900-1970s 1900s: Begin nitrocellulose lacquer manufacture; permanent colors® - first breakthrough enamel technology 1920s: Duco® paints (U.S.) and Permaloid®paints manufactured by Spies Hecker® (Germany) introduced as sprayables 1950s: Standox® paints launch premium line; First to develop L,a,b color equations: The foundation of modern color science 1980-1990s  Imron® enamel introduced  Alesta® powder coatings launched  Introduced 1st spectrophotometer  First waterborne OEM coatings in U.S.  Cromax® waterborne refinish basecoat introduced  Acquires Herberts coatings businesses (EMEA) 2013  Axalta Coating Systems becomes an independent company  New global headquarters in Philadelphia, PA  Replacement of key executive leadership positions  Introduction of end-market focus and leadership Axalta: Celebrating 150 Years of Coatings Excellence 2 0 1 4 3

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Corporate Transformation Continues • New leadership team • Global re-branding • Completed separation • Developed growth strategy • Renewed customer focus • Aligned incentives No n -Cor e D iv is io n In d e p e n d e n t Co a ti n g s Co m p a n y Carve Out & Transformation Run & Maintain Regional Structure Capital Constrained Risk Aversion, Low Growth Focused on Profitable Growth Significant Investments Customer-Centric Approach Results-Driven Incentives Continuous Improvement Predecessor Company ~2000-2012 2013-2014 2015-Present 4

PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B (41%) Industrial $0.7 B (18%) Body Shops Light Vehicle $1.3 B (33%) CV $0.4 B (8%) Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $554 M (23% Margin) Adjusted EBITDA1,2 - $353 M (21% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2016, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix Axalta – A Global Leader In Coatings $2.4 Billion, 59% of Sales $1.7 Billion, 41% of Sales 5

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Future State: A Global, High-Performing, Coatings Leader Consistent Growth Margin Expansion Effective Capital Allocation Enhanced Shareholder Returns Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service 6

PROPRIETARYAXALTA COATING SYSTEMS Axalta Aims To Grow The Business While Refining The Cost Structure Growth Supported by Clear Strategies & Enhanced Resources Focus on Emerging Markets for Long Term Opportunity Globalizing Existing Products to Reach Underserved Markets Optimizing Procurement Focus on Operating Excellence Streamlining Operations Enhancing Productivity Sa le s G ro w th Strateg ie s Co s t Redu c tion In itiat iv e s Profitable Growth Underpinned by Both Top and Bottom Line Initiatives 7

PROPRIETARYAXALTA COATING SYSTEMS Cost Initiatives To Enhance Productivity & Efficiency Fit-For-Growth (Europe): $100 million targeted savings • Right-size staffing levels + wage & benefit restructuring • Rationalize manufacturing and logistics • Invest in automation Initial carve-out actions: • Restructure EMEA • Globalize Procurement • Eliminate Stranded Costs The Axalta Way: $100 million targeted savings • Axalta’s permanent business process for continuous improvement • Implement Lean tools to enhance productivity and improve ROIC • Opportunities in commercial excellence, procurement, SG&A 2013 2017 ~$50 million incremental savings Completing Phase I in 2017 with Remaining ~$50 million in Productivity Savings 8

PROPRIETARYAXALTA COATING SYSTEMS Key Goals For 2017 Outgrow our End-markets Stated Objective Expected Results Drive Excellent Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings Disciplined Capital Allocation Continue FCF and Financial Discipline  New product introductions, broader global market penetration, benefit from consolidation in key end-markets  Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization  Continue to execute on structural cost savings through productivity initiatives  Target more bolt-on M&A deals for $100+ million in cumulative spend  Focus on FCF and maintain leverage goals; begin to accelerate alternative capital allocation beyond debt reduction  Maintain focus on customer productivity and offering a broad and deep product choice 9

PROPRIETARYAXALTA COATING SYSTEMS Axalta Operates Fundamentally Strong Businesses A Global Leader in Our Markets Significant Competitive Advantages A Service-Led Business Model Structurally Attractive End Markets Highly Variable Cost Structure; Low Capital Intensity 10

PROPRIETARYAXALTA COATING SYSTEMS A Global Leader In Our Markets Axalta’s Global Scale Enables Market Leadership _______________________________________________ Information as of FY 2016, all sales data refers to Net Sales 1. Mexico is included in Latin America 2. Includes 12 JV facilities.  46 manufacturing facilities  47 customer training sites  4 technology centers  ~13,000 employees, 130+ countries North America1 35% Sales Latin America1 11% of Sales Asia Pacific 18% of Sales EMEA 36% of Sales Manufacturing Facility2 Technology Center 11

PROPRIETARYAXALTA COATING SYSTEMS A Global Leader In Our Markets Peer 1 Axalta Peer 2 Peer 3 Other ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta Peer 1 Peer 2 Peer 3 Other Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 __________________________________ Source: Orr & Boss, Axalta estimates (2016) #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle  #2 in powder coatings globally  #2 in energy solutions coatings globally  #2 in industrial e-coat globally  #1 supplier to North America heavy duty truck market  Leading supplier to other offroad vehicle niches 12

PROPRIETARYAXALTA COATING SYSTEMS Significant Competitive Advantages Differentiated Franchise with Global Scale and Strong Competitive Advantages  4+ million color variations  Hundreds of formulations in automotive & industrial  Deep coatings heritage since 1866  Broad global brand portfolio  1,300+ technology employees  600+ patents, 350+ trademarks  $165+ million annual spend  46 plants on 5 continents  Significant legacy capital investment  Process technology is hard to replicate  Dedicated employees in OEM plants  Technical support to body shops Technology Innovation Extensive Formulation Database Deep Process Technology Knowledge Go-To-Market With Strong Brands Differentiated Technical Support Product Process Distribution & Technical Services 13

PROPRIETARYAXALTA COATING SYSTEMS Industry Trends Axalta Technologies OEM Vehicle Light-Weighting  Broad substrate coating applicability for next generation materials Growth in Multi-Shop Operators (“MSO”)  Axalta’s waterborne technology improves MSO shop productivity and our national coverage enables high service levels Significant Competitive Advantages More Complex Colors  Integration with OEMs grows color library  Advanced color matching technologies critical to body shop supplier selection  Our technology enables OEMs to reduce capital intensity, footprint, and energy use OEMs Seek Continuous Productivity Improvement Government Regulation: VOC Limits  Complete VOC compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends 14

PROPRIETARYAXALTA COATING SYSTEMS Axalta Employs A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: 5%-10% of total repair cost Body Shop OEM Plant Service is Key in Both Refinish and OEM End-Markets Painter Training Shop Productivity Shop Layout Paint Mixing Line Service Technical Services 15

PROPRIETARYAXALTA COATING SYSTEMS Structurally Attractive Global End-Markets Strong Coatings Growth Outlook Long Term Alignment With Global Growth  Refinish: Car parc, miles driven and collision rates  Light Vehicle: Emerging economies and middle classes; ongoing consumer strength in developed markets  Commercial Vehicle: Global consumer markets expanding; infrastructure growth; professionalized logistics management  Industrial: Global GDP and industrial production; application sophistication with enhanced functionality and durability Diverse Industry Growth Drivers Commercial Vehicle Light Vehicle Refinish Industrial 5.4% 3.8% 2.9% 2.7% CAGR Coatings Industry Sales ($ in Billions) _____________________________ Source: Orr & Boss (2016), Axalta estimates 7.7 8.6 7.8 8.7 3.3 3.8 23.3 28.8 2016 2020E 16

PROPRIETARYAXALTA COATING SYSTEMS Highly Variable Cost Structure And Low Capital Intensity  ~50% of COGS come from variable raw material inputs  Utilize temporary labor to enable wage structure flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  Capex at $136 million is 3.3% of sales, but only 1.2% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns 17

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Evolution Is Grounded In Fundamental Goals Focus on operational excellence and foster a culture of accountability Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology and service capabilities Grow in existing markets with our market-leading products and services 18

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Strategy: Grow Core Products & Markets Refinish ____________________ Source: Axalta estimates Strong Momentum Driven by Customer-Centric Approach Axalta MSO Market Share 2013 Today Light Vehicle  Axalta is gaining share by partnering with market winners  Our value proposition remains strong with all refinish market channels Heavy Duty Truck AxaltaPeer 1 Peer 2 Peer 3 Other #1 North America Heavy Duty Truck Market (Vehicles in Thousands) Heavy Duty Truck Production 201 707 North America China The China market is ~3.5x North America _____________________________ Source: Orr & Boss, Axalta estimates ___________________________ Source: LMC Automotive (2017E)  Axalta has demonstrated growth with key business wins 19

PROPRIETARYAXALTA COATING SYSTEMS Emerging Markets, 29% Axalta’s Strategy: Accelerate Growth In Emerging Markets China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2016 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Significant Opportunity  Rapid growth of middle-classes in emerging economies  Increased vehicle penetration per capita  Expansion of car parc  Elevated collision rates vs. developed markets United States Brazil China___________________________Source: Orr & Boss (2016) _________________________________________ Source: LMC Automotive (2013), World Bank (2013) ____________________ Source: Axalta estimates ___________________________ Source: LMC Automotive (2016) $21.1 $22.4 $23.8 $25.3 $26.8 2016 2017E 2018E 2019E 2020E 20 136 156 176 197 219 242 267 291 317 2013A 2015A 2017E 2019E 2021E

PROPRIETARYAXALTA COATING SYSTEMS Architectural Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Strong product portfolio in powder, liquid, and e-coat  Implemented global end-market business structure to capitalize on opportunities  Leveraging existing technology and enhanced sales organization to grow A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving Equip (ACE) Oil & Gas Coil 21

PROPRIETARYAXALTA COATING SYSTEMS  Balanced manufacturing footprint and capacity  Ongoing productivity investments  Salesforce reorganization  R&D / Technology enablers  Enhanced IT tools  Procurement roadmap  Process improvement Leadership and Culture  The tone is set; focus on growth and profitability  Independence and accountability is freeing…and infectious  Quality leaders in every region and end-market  Supporting and educating our people  Strive to maintain a strong core talent base  Continue to refine and add talent deeper in the organization Operations Employees Feel the Effect of Our Focus and Accountability 22 Axalta’s Strategy: Focus On Operating Excellence

Financial Overview

PROPRIETARYAXALTA COATING SYSTEMS Axalta Is Focused On Connecting Performance To Shareholder Returns Underlying Market Growth Axalta Growth Initiatives Operational Improvements M&A Structural demand growth  Industry trends favor global suppliers Momentum driven by customer-centric approach  Long-term growth in emerging markets Globalizing existing products to reach underserved markets Optimize procurement Streamline operations  Enhance productivity ▲Bolt-on and strategic acquisitions ▲Partnerships ▲Consolidation opportunities Organic Levers For Growth Inorganic UpsidesMargin Levers Growth + Margins + Capital Allocation Focus = Industry Leading Shareholder Returns 24

PROPRIETARYAXALTA COATING SYSTEMS FY Consolidated Results 25 Financial Performance Commentary Net Sales Variance Solid net sales growth excluding currency  Strong net sales growth in Industrial driven by North America, EMEA, and Asia Pacific; Refinish benefited from improved pricing  Solid volume growth in Light Vehicle led by North America and Asia Pacific; offset by lower volumes in Commercial Vehicle  Acquisitions contributed 2.2% to volumes  4.6% unfavorable currency impact largely from emerging markets Adjusted EBITDA margin up 110 bps  Adjusted EBITDA margin benefited from pricing, variable cost savings, offset partly by operating investments to support growth 20162015 $4,074$4,087 PriceVolume FX +1.7% +2.6% (4.6%) (0.3%) ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 2,403 2,385 0.8% 6.6% Transportation 1,670 1,702 (1.9%) 1.1% Net Sales 4,074 4,087 (0.3%) 4.3% Net Income (Loss) (1) 42 94 Adjusted EBITDA 907 867 4.6% (1) Represents Net Income (Loss) attributable to Axalta FY % Change

PROPRIETARYAXALTA COATING SYSTEMS Cumulative Productivity Savings ($ millions) The Axalta Way: “A focused approach to doing business that drives profitability by improving our efficiency, productivity and growth opportunities every day, wherever we do business” 2017E20162015 2018E2014 ~$150 $89 ~$200 $37 Continued progress 26 The Axalta Way: Driving Towards World Class Productivity

PROPRIETARYAXALTA COATING SYSTEMS  Major CapEx projects completed in 2016  Asia Pacific Technology Center  Argentina – New Manufacturing Site  Major CapEx projects planned for 2017  Global Innovation Center  China – New Manufacturing Site  Jiading – WB Expansion  Savli – OEM Manufacturing & Laboratory Capital Expenditures Capex by Year and Category ($ in millions) Commentary $59 $60 $53 $50 $48 $12 $53 $39 $48 $85 $38 $75 $46 $39 $26 $109 $188 $138 $136 $160 2013 2014 2015 2016 2017E Maintenance Growth Productivity 27 Prioritization Of Capital Spending; Focus On High IRR Capex

PROPRIETARYAXALTA COATING SYSTEMS Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q4 2016  Axalta’s ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting  Drivers of ROIC upside:  Growth in NOPAT from ongoing business execution  Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency  We believe that over time we can achieve returns in excess of the peer group averages Return on Invested Capital (ROIC) Commentary NOPAT ROIC (LTM) 34.2% 19.2% 17.0% 16.7% 12.9% SHW PPG VAL RPM AXTA 28 Effective Capital Allocation Should Drive Improved Returns

PROPRIETARYAXALTA COATING SYSTEMS Debt Reduction Organic Investment Capex / R&D M & A Dividends Share Repurchases - Offset dilution - Opportunistic buys Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? EBITDA - Cash interest expense - Cash taxes - Operating assets & liabilities - Pension funding - Non-Discretionary Capex = Free Cash Flow No Excess Yes Yes Yes No Net leverage Target Current Net Debt LTM EBITDA Current Net Leverage 2.5 – 3.0x $2,729 $907 3.0x 29 Capital Allocation (TSR Model): Decision Tree For Excess Cash Flow

PROPRIETARYAXALTA COATING SYSTEMS Capitalization Net Leverage (1) Assumes exchange rate of $1.04 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Indebtedness per balance sheet less cash & cash equivalents divided by FY 2016 Adjusted EBITDA 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x 3.3x 3.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2015 2016 ($ in millions) @ 12/31/2016 Maturity Cash and Cash Equivalents $535 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,517 2023 First Lien Term Loan (EUR) (1) 414 2023 Total Senior Secured Debt $1,931 Senior Unsecured Notes (USD) 489 2024 Senior Unsecured Notes (EUR) (1) 343 2024 Senior Unsecured Notes (EUR) (1) 461 2025 Other Borrowings 40 Total Debt $3,264 Total Net Debt (2) $2,729 FY 2016 Adjusted EBITDA $907 Total Net Leverage (3) 3.0x 30 Debt and Liquidity Summary

AXALTA COATING SYSTEMS Target GeographyEnd-Market Company Overview Leading local producer of refinish coatings in Malaysia and Indonesia Leading North America supplier of automotive interior coatings; strong position in North American OEM’s Leading independent supplier of coil coatings in North America Axalta’s exclusive distributor for Spies Hecker in the Netherlands and Flanders Cleveland-based refinish manufacturer Manufacturer/distributor of refinish and architectural coatings in Central American countriesRef/Ind/CV Refinish Refinish Refinish Light Vehicle Industrial Latin America Asia Pacific EMEA North America NA/LA/AP North America North AmericaInd/Ref North AmericaIndustrial Leading niche California-based industrial and refinish coatings manufacturer Texas-based storage tank, hardboard, structure steel, wood and OEM coatings manufacturer DuWest Performance Coatings High Performance Coatings Metalak Benelux BV ChemSpec North America United Paint (interior plastics division) Dura Coat Products Ellis Paint Company Century Industrial Coatings 31 Completed Acquisitions to Date

PROPRIETARYAXALTA COATING SYSTEMS  Net sales growth includes incremental M&A contribution of 2-3% from completed transactions  Margin expansion driven by volume, price, and ongoing cost reduction initiatives  Headwinds to margins from moderate input cost inflation, modest sales mix changes, and foreign currency  Tax rate, as adjusted, benefits from full year effect of actions completed in 2016  Free cash flow expansion from Adjusted EBITDA growth and lower interest expense; slightly offset by employee separation payments ($ millions) 2016A 2017E Net Sales, ex FX +4.3% 4-6% Tax Rate, As Adjusted 24% 22-24% Free Cash Flow $423 $440-480 Cash flow from operations less capex Comments on Drivers Interest Expense $178 ~$150 Adjusted EBITDA $907 $930-980 Net Sales (0.3%) 1-3% Capex $136 ~$160 Diluted Shares (millions)(1) 244 246-249 D&A $322 $335 (1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution 32 Full Year 2017 Guidance

Performance Coatings: Refinish

PROPRIETARYAXALTA COATING SYSTEMS Projected Industry Sales ($ in billions) Asia Pacific EMEA North America 4.7% 3.4% 1.5% 2.3% ’16E – ‘20E CAGR ___________________________________ Source: Orr & Boss (2016); Axalta estimates Latin America 2.7% Axalta Global Refinish Dynamics  Strong heritage through Herberts acquisition in 1999  Diverse region with both mature and developing markets  Environmental regulations drive waterborne coatings adoption  MSOs gaining share and Axalta benefits directly  Continued strong core products serve the entire collision market  Leading VOC-compliant products meet environmental regulation shifts  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair industry  Opportunity for growth in mainstream and economy product lines  Mexico and Brazil represent Axalta’s largest markets  Price increases help offset inflation and currency devaluation  Under-representation in the economy segment represents opportunity E M E A N A A P A C L a t A m $2.2 $2.3 $2.4 $2.4 $2.4 $2.8 $2.9 $2.9 $3.0 $3.0 $0.9 $1.0 $1.0 $1.0 $1.1 $1.7 $1.8 $1.9 $2.0 $2.1 2016 2017E 2018E 2019E 2020E $7.7 $7.9 $8.2 $8.4 $8.6 34 The Global Refinish Market Is Growing

PROPRIETARYAXALTA COATING SYSTEMS Global Share Position Key Market Trends Refinish Industry Sales: ~$7.7 billion  Drivers include size of car parc, miles driven, and accident rates  Industry dynamics favor stable competition in most markets  Focus on innovation and service to increase body shop productivity  Increasing environmental regulation drives technically advanced high-productivity coatings adoption  Grow our leadership position in premium product segments  Increase market share in under-represented countries and markets  Expand mainstream and economy product penetration  Leverage customer consolidation trends in key regions  Focus on strengthening and expanding our distribution channel relationships Axalta’s Strategies For Growth Axalta 24% Peer 1 19% Peer 2 11% Peer 3 11% Peer 4 4% Other 30% #1 35 Axalta Has A Very Strong Position In Refinish Globally

PROPRIETARYAXALTA COATING SYSTEMS Refinish Products: The Paint Layers & Process Clearcoat: Protects basecoat from the elements, gives automobile its lustrous look Basecoat: Creates automobile’s color and aesthetics Primer Surfacer: Protects automobile from visible and UV light, Improves surface smoothness, Increases topcoat adhesion The Refinish Paint Process 36

Performance Coatings: Industrial Coatings

PROPRIETARYAXALTA COATING SYSTEMS ’16E-‘20E CAGR($ in billions) Asia Pacific EMEA North America 6.7% 5.2% 3.2% 3.2% 5.4% _____________________________ Source: Orr & Boss (2016); Axalta estimates Latin America The Overall Industrial Coatings Market is Expected to Grow 38 The Industrial Coatings Market $3.3 $3.5 $3.6 $3.7 $3.8 $5.3 $5.5 $5.6 $5.8 $6.0 $0.8 $0.9 $0.9 $1.0 $1.0 $13.9 $14.8 $15.8 $16.9 $18.0 2016 2017E 2018E 2019E 2020E $28.8 $27.3 $25.9 $23.3 $24.6

PROPRIETARYAXALTA COATING SYSTEMS General Industrial $15.0 Electrical Insulation $2.0 Architectual $1.5 ACE $1.5 Coil $4.5 Oil & Gas $3.5 Product Examples Market Drivers General Industrial  Metal furniture  Appliances  Shelving/ racking  Electrical boxes  GDP  Industrial Production Electrical Insulation  Electric motors  Transformers  Electric motor production  Power transmission production Architectural  Commercial building windows and curtain walls  Residential windows and doors  Commercial construction  Residential construction starts ACE  Construction equipment  Agricultural equipment  Mining equipment  GDP  Industrial production Coil  Commercial / residential siding  Garage doors  Gutters, downspouts, lighting housings  Appliances  GDP  Construction Oil & Gas  Deep sea pipelines  Oil well conveyance lines  Infrastructure growth  Population growth  Pipeline projects Source: Coatings World, Axalta estimates ($ billions) 39 Industrial Coatings: A $28 B Market Opportunity For Axalta

PROPRIETARYAXALTA COATING SYSTEMS General Industrial 50% Architectural 19% Electrical Insulation 12% ACE 8% Coil 7% Oil & Gas 4% Net Sales by Segment Industrial Coatings Drivers Volume growth driven by global GDP and Industrial Production  China drives >40% of global industrial coatings consumption  Commercial architectural market has seen ongoing recovery Coatings suppliers are consolidating  Consolidation driven by scale advantages and globalization of some end-markets; many niches remain regional and fragmented Technology innovation is a catalyst for growth  Drivers include demand for environmentally sustainable products, customer focus on productivity, improved corrosion and wear resistance and enhanced color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure 40 Axalta’s Industrial Business Today

PROPRIETARYAXALTA COATING SYSTEMS Growth Priorities & Strategies Agricultural, Construction & Earthmoving Equipment (ACE)  Expand approval portfolio with multiple coatings technologies  Utilize global footprint to target new business in all regions Architectural  Market our powder coatings to architects (an environmentally friendly alternative)  Expand color range to compete with liquid alternatives Electrical Insulation Systems (EIS)  Continue to build global capability  Target sub-segments with above average growth rates Oil & Gas  Build on leading technology position for exterior pipe coatings  Establish strong global network to service end users / specifiers General Industrial  Accelerate globalization of key GI sub- segments  Develop industry leadership in high durability, corrosion – resistant coatings Coil  A top 4 player in U.S. market  Focus on value added premium segments where customers value durability and long product life 41 Axalta Industrial: Where We Are Going…

Transportation Coatings Overview

PROPRIETARYAXALTA COATING SYSTEMS Global co-lead supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road and pleasure craft  General aviation Synergies Global OEM Alliances Focused Support Models Market Drivers 43 Segment Overview

PROPRIETARYAXALTA COATING SYSTEMS  17% global light vehicle market share with strong OEM relationships in all regions  #1 player globally in heavy duty truck and bus  Extensive portfolio of technologies fit for purpose in each market  Showing results to date through business wins and global launches  Strong earnings contribution underscores focus on profitable growth  Capacity investments to support growth in all regions  Moved from regional structure to global leadership  Improved alignment with strategic and underserved customers  Building capability and footprint in high growth regions  Expanding global brand strategy  Demand drivers include  Global GDP  Vehicle replacement cycles  Growth in emerging markets  Infrastructure spending The global transportation market is projected to grow ~3.4% CAGR through 2019 Axalta is actively transforming its business for profitable growth Axalta is a leading global OEM coatings provider Progress to date has been strong 44 Transportation Summary

PROPRIETARYAXALTA COATING SYSTEMS Market Growth: Light Vehicle Market Growth: Commercial Vehicle _____________________________ Source: Orr & Boss (2016); Axalta estimates Asia Pacific Latin America EMEA North America 3.9% 3.1% 2.3% 1.5% 2.7% ($ in billions) ’16E – ‘20E CAGR ($ in millions) Asia Pacific EMEA North America 3.7% 5.9% 2.9% 3.5% 3.8% ’16E – ‘20E CAGR _____________________________ Source: Orr & Boss (2016); Axalta estimates Latin America $1.5 $1.5 $1.5 $1.6 $1.6 $2.3 $2.3 $2.4 $2.5 $2.5 $0.5 $0.5 $0.6 $0.6 $0.6 $3.5 $3.6 $3.7 $3.9 $4.0 2016 2017E 2018E 2019E 2020E $8.7 $8.5$8.2$8.0 $7.8 $781 $799 $830 $862 $896 $588 $602 $620 $639 $658 $378 $398 $424 $472 $475 $1,519 $1,576 $1,634 $1,695 $1,756 2016 2017E 2018E 2019E 2020E $3,785 $3,668$3,508 $3,375$3,265 45 Structurally Growing Markets

PROPRIETARYAXALTA COATING SYSTEMS  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty 46 Key Market Trends

PROPRIETARYAXALTA COATING SYSTEMS Global Share Axalta 31%  Axalta is a global leader in transportation coatings  Globalizing and harmonizing our coatings technology  Bringing brighter colors and more effects to color design  Aligning global R&D and product management around voice-of-customer  We are customer focused and growth oriented  Strong global leadership team and local capability  Global customer account teams implemented with clear growth metrics  Building senior level customer relationships  Strong launch capability and execution  Robust business systems and competitive analysis implemented  Creating a culture and infrastructure to support growth HDT and Bus Axalta 17% Light Vehicle 47 Transforming A Global Coatings Supplier

PROPRIETARYAXALTA COATING SYSTEMS  Gain share with existing customers  Grow underserved customers and regions  Align product technology to evolving customer and market needs  Increase content per vehicle  Leverage “what good looks like” into new regions, customers and markets Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand decorative and functional coatings  Best-in-class line service excellence  Localize supply chain ensuring competitive cost structure  Drive complexity management discipline  The Axalta Way: “run it like we own it” 48 Vision Is Above-Market Growth

PROPRIETARYAXALTA COATING SYSTEMS Light Vehicle HDT Specialty OEM Bus Rail General Aviation Body Builders & Trailers Estimated Market Size $7,800M $600M $550M $200M $600M $45M $400M Product Examples Passenger cars Pick Ups / SUVs  Light commercial vehicles Component parts EM class 4-8 truck manufacturing RV  Truck caps Power sports  2 & 3 Wheelers Specialty LV Bus – OEM Bus repair / refurbishment  Locomotive passenger rail Metros Streetcars  Fixed wing propeller Helicopters Business jets  Trailers  Truck body builders Global EMEA APLA NAFTA EMEA APLA NAFTA EMEA APLA NAFTAEMEA APLA NAFTA _______________________________________ Source: Orr & Boss (2016), IRFAB, and Axalta estimates Leading Top 5 Below top 5 EMEA APLA NAFTA EMEA APLA NAFTA EMEA APLA NAFTA 49 Segmenting Our Markets

PROPRIETARYAXALTA COATING SYSTEMS  China expansion to mainstream and economy segments  Leverage high speed rail success  SprayFlex FSTM interior floor coatings  Leverage global accounts  Gain share in tier part suppliers  China growth via Kinlita JV  China HDT volume is three times NA  Leverage Imron® branded offering  Differentiation through strong HDT color leverage  Developing a segment-focused distribution strategy  Grow in automotive parts market  China expansion through domestic OEMs  AP expansion beyond China  Gain approvals with underserved customers  Strengthen service capability  Expand 2-wheeler success in Brazil to other regions  Leverage Imron® branded offering  Segment-focused color strategy Light Vehicle Specialty OEM General Aviation Heavy Duty Truck (HDT) Bus and Rail Body Builders / Trailers  Leverage approvals with Textron, Gulfstream, etc.  Expand color palette for high value applications  Align Imron® brands and offerings to segment  Strategic alignments and capabilities 50 We Are Growing With Segment Specific Strategies In Our Target Markets

PROPRIETARYAXALTA COATING SYSTEMS Light Vehicle Coating totes delivered to OEM E-Coat applied after pre-treat Primer, Basecoat & Clearcoat applied Quality inspections between layers 51 The OEM Paint Process

APPENDIX

PROPRIETARYAXALTA COATING SYSTEMS Note: Numbers might not foot due to rounding. ($ in millions) FY 2016 FY 2015 Q4 2016 Q4 2015 Net Income (Loss) $48 $98 (34) $39 Interest Expense 178 197 37 47 Provision for Income Taxes 40 63 16 15 Depreciation & Amortization 322 308 86 82 Reported EBITDA $588 $665 $106 $183 A Debt extinguishment and refinancing related costs 98 3 13 3 B Foreign exchange remeasurement losses 31 94 1 4 C Long-term employee benefit plan adjustments 2 - (1) - D Termination benefits and other employee related costs 62 36 37 17 E Consulting and advisory fees 10 24 2 7 F Transition-related costs - (3) - (3) G Offering and transactional costs 6 (2) 2 - H Stock-based compensation 41 30 10 8 I Other adjustments 5 (6) - (5) J Dividends in respect of noncontrolling interest (3) (5) - - K Asset impairment 68 31 58 - Total Adjustments $319 $202 $121 $30 Adjusted EBITDA $907 $867 $227 $213 53 Adjusted EBITDA Reconciliation

PROPRIETARYAXALTA COATING SYSTEMS A. During the three months and years ended December 31, 2016 and 2015 we prepaid principal on our term loans, resulting in non-cash extinguishment losses of $3 million, $10 million, $3 million and $3 million, respectively. During the three months and year ended December 31, 2016, we amended our Credit Agreement and refinanced our indebtedness, resulting in additional losses of $10 million and $88 million, respectively. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented gains of $1 million and losses of $24 million for the three months and year ended December 31, 2016, respectively, and gains of $1 million and losses of $52 million for three months and year ended December 31, 2015. C. Eliminates the non-cash, non-service cost (gain) components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits including our initiative to improve the overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents a change in estimate associated with the transition costs from DuPont to a standalone entity, including certain indemnities. We do not consider these items to be indicative of our ongoing operating performance. G. Represents costs associated with the secondary offerings of our common shares by Carlyle and acquisition-related expenses, including changes in the fair value of contingent consideration, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during the year ended December 31, 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain non-operational or non-cash (gains) and losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $11 million and $31 million during the years ended December 31, 2016 and 2015, respectively. Additionally, during the year ended December 31, 2016, we recorded a $58 million non-cash impairment on long-lived assets associated with our Venezuela operations. We do not consider these impairments to be indicative of our ongoing operating performance. 54 Adjusted EBITDA Reconciliation (cont’d)

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970